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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 19, 2001

ValueClick, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-30135 (Commission File Number)	77-0495335 (IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100, Westlake Village, California (Address of principal executive offices)	91361 (Zip Code)

Registrant's telephone number, including area code (818) 575-4500

(Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On October 19, 2001, we completed our acquisition of Mediaplex, Inc. Under the terms of the merger agreement, a wholly-owned subsidiary of ValueClick was merged with and into Mediaplex and Mediaplex survived as a wholly-owned subsidiary of ValueClick. Mediaplex serves the marketing communications industry with technology solutions for digital messaging, support services that maximize campaign return, and infrastructure tools to ensure effective program implementation.

    Under the terms of the merger agreement, approved by both boards of directors and stockholders, Mediaplex stockholders will receive .4113 shares of ValueClick common stock for each share of Mediaplex common stock. ValueClick will issue a total of approximately 14.9 million shares of its common stock for all the outstanding stock of Mediaplex. In addition, based on shares of Mediaplex common stock underlying its outstanding stock options as of the record date and the exchange ratio, options to purchase approximately 3.5 million additional shares of ValueClick common stock will be assumed by ValueClick.

    The offer and sale of ValueClick common stock under the merger agreement was registered under the Securities Act of 1933 pursuant to ValueClick's Registration Statement on Form S-4, as amended (Registration No. 333-65562) ("Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") and declared effective on September 27, 2001. The Joint Proxy Statement/Prospectus of ValueClick and Mediaplex included in the Registration Statement (the "Joint Proxy Statement/Prospectus") contains additional information about this transaction.

    Attached as Exhibit 99.3 to this report is a press release issued on October 22, 2001 announcing the completion of the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Business Acquired.

    The Consolidated Balance Sheets of Mediaplex at December 31, 1999 and 2000, the Consolidated Statements of Operations of Mediaplex and Consolidated Statements of Cash Flows of Mediaplex for the years ended December 31, 1998, 1999 and 2000, and the Consolidated Statements of Stockholders' Equity (Deficit) of Mediaplex for the years ended December 31, 1997, 1998, 1999 and 2000, in the Joint Proxy Statement/Prospectus are incorporated by reference herein.

  (b)
  Pro Forma Financial Information.

    The Unaudited Pro Forma Combined Condensed Consolidated Balance Sheets as of June 30, 2001, the Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the six month period ended June 30, 2001 and the Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 2000, in the Joint Proxy Statement/Prospectus are incorporated by reference herein.

  (c)
  Exhibits.

  99.1
  Financial Statements of Mediaplex (incorporated by reference to pages F-50 through F-83 of the Joint Proxy Statement/Prospectus related to ValueClick's Registration Statement on Form S-4 (Registration No. 333-65562)).

  99.2
  Pro forma financial data of ValueClick (incorporated by reference to pages F-2 through F-8 of the Joint Proxy Statement/Prospectus related to ValueClick's Registration Statement on Form S-4 (Registration No. 333-65562)).

  99.3
  Press Release disseminated October 22, 2001.

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ValueClick, Inc.

Date: October 23, 2001	By:	/s/ Kurt Johnson Kurt Johnson Chief Financial Officer

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